                                                                     Exhibit 4.6
                                                                     -----------

--------------------------------------------------------------------------------

                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of February 2, 2001

                                      Among

                               IWO HOLDINGS, INC.

                                       and

                      INDEPENDENT WIRELESS ONE CORPORATION

                                   as Issuers,

                                       and

               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
            (an affiliate of Credit Suisse First Boston Corporation),
                             CHASE SECURITIES INC.,
                          BNP PARIBAS SECURITIES CORP.
                                       and
                                 UBS WARBURG LLC
                              as Initial Purchasers

                            14% Senior Notes due 2011


--------------------------------------------------------------------------------

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          This Registration Rights Agreement (this "Agreement") is dated as of
                                                    ---------
February 2, 2001, among IWO HOLDINGS, INC., a Delaware corporation (the "Company"), INDEPENDENT WIRELESS ONE CORPORATION, a Delaware corporation and
 -------
wholly-owned subsidiary of the Company (the "Guarantor" and, together with the
                                             ---------
Company, the "Issuers"), and DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
              -------
(an affiliate of Credit Suisse First Boston Corporation), CHASE SECURITIES INC., BNP PARIBAS SECURITIES CORP. and UBS WARBURG LLC, as initial purchasers (the "Initial Purchasers").
-------------------

          This Agreement is entered into in connection with the Purchase Agreement by and among the Issuers and the Initial Purchasers, dated as of January 26, 2001 (the "Purchase Agreement"), which provides for, among other
                       ------------------
things, the sale by the Company to the Initial Purchasers of 160,000 units consisting in the aggregate of $160,000,000 aggregate principal amount of the Company's 14% Senior Notes due 2011 (the "Notes"), guaranteed by the Guarantor
                                          -----
(collectively with the guarantee provided by any entity that in the future agrees to guarantee the Notes, the "Guarantees") and Warrants to purchase
                                    ----------
2,000,040 shares of the Company's Class C Common Stock. The Notes and the Guarantees are collectively referenced to herein as the "Securities". In order
                                                         ----------
to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuers have agreed (and the Company agrees to cause any entity that agrees to guarantee the Notes) to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and any subsequent holder or holders of the Securities. As used herein, "Issuers" shall include any entities that in the future agree to guarantee the Notes. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Securities under the Purchase Agreement.

          The parties hereby agree as follows:

     1.   Definitions
          -----------

          As used in this Agreement, the following terms shall have the following meanings:

          Advice:  See the last paragraph of Section 5 hereof.
          ------

          Agreement:  See the introductory paragraphs hereto.
          ---------

          Applicable Period:  See Section 2(b) hereof.
          -----------------

          Business Day:  Any day that is not a Saturday, Sunday or a day on
          ------------
which banking institutions in New York are authorized or required by law to be closed.

          Closing Date:  The Closing Date as defined in the Purchase Agreement.
          ------------

          Company:  See the introductory paragraphs hereto.
          -------

          Effectiveness Date:  The 180th day after the Issue Date; provided,
          ------------------                                       --------
however, that with respect to any Shelf Registration, the Effectiveness Date
-------
shall be the 90th day after
the obligation to deliver a Shelf Notice pursuant to Section 2(c) hereof has arisen; provided further, however, that if the Effectiveness Date would otherwise fall on a day that is not a Business Day, then the Effectiveness Date shall be the next succeeding Business Day.

          Effectiveness Period:  See Section 3 hereof.
          --------------------

          Exchange Act:  The Securities Exchange Act of 1934, and the rules and
          ------------
regulations of the SEC promulgated thereunder.

          Exchange Notes:  See Section 2(a) hereof.
          --------------

          Exchange Offer:  See Section 2(a) hereof.
          --------------

          Exchange Offer Registration Statement:  See Section 2(a) hereof.
          -------------------------------------

          Exchanging Dealer:  See Section 2(b) hereof.
          -----------------

          Filing Date:  (A) With respect to an Exchange Offer Registration
          -----------
Statement, the 90th day after the Issue Date; and (B) with respect to a Shelf Registration Statement, the 30th day after the obligation to deliver a Shelf Notice pursuant to Section 2(c) hereof has arisen; provided further, however,
                                                   -------- -------  -------
that if the Filing Date would otherwise fall on a day that is not a Business Day, then the Filing Date shall be the next succeeding Business Day.

          Guarantees:  See the introductory paragraphs hereto.
          ----------

          Guarantor:  See the introductory paragraphs hereto.
          ---------

          Guarantors:  Collectively, the Guarantor and any entity that in the
          ----------
future executes a supplemental indenture pursuant to which such entity agrees to guarantee the Notes.

          Holder:  Any holder of a Registrable Note or Registrable Notes and any
          ------
Initial Purchaser holding any Notes, Exchange Notes or Private Exchange Notes during the Market-Making Period.

          Indenture:  The Indenture, dated as of February 2, 2001, by and among
          ---------
the Issuers and Firstar Bank, N.A., as Trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Information:  See Section 5(o) hereof.
          -----------

          Initial Purchasers:  See the introductory paragraphs hereto.
          ------------------

          Inspectors:  See Section 5(o) hereof.
          ----------

          Issue Date:  February 2, 2001, the date of original issuance of the
          ----------
Notes.

          Issuers:  See the introductory paragraphs hereto.
          -------

          Liquidated Damages:  See Section 4 hereof.
          ------------------

          Market-Making Period:  See Section 3(a) hereof.
          --------------------

          NASD:  See Section 5(s) hereof.
          ----

          Notes:  See the introductory paragraphs hereto.
          -----

          Participant:  See Section 7(a) hereof.
          -----------

          Person:  An individual, trustee, corporation, partnership, limited
          ------
liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

          Private Exchange:  See Section 2(b) hereof.
          ----------------

          Private Exchange Notes:  See Section 2(b) hereof.
          ----------------------

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement:  See the introductory paragraphs hereof.
          ------------------

          Records:  See Section 5(o) hereof.
          -------

          Registrable Notes:  Each Note (and the related Guarantees) upon its
          -----------------
original issuance and at all times subsequent thereto, each Exchange Note (and the related Guarantees) as to which Section 2(c)(iii)(B) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note (and the related Guarantees) upon original issuance thereof and at all times subsequent thereto, until, in each case, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(iii)(B) hereof is applicable, the Exchange Offer Registration Statement) covering such Note, Exchange Note or Private

Exchange Note has been declared effective by the SEC and such Note, Exchange Note or such Private Exchange Note (and the related Guarantees), as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note has been exchanged pursuant to the Exchange Offer for an Exchange Note or Exchange Notes (and the related Guarantees) that may be resold without restriction under state and federal securities laws, (iii) such Note, Exchange Note or Private Exchange Note (and the related Guarantees), as the case may be, ceases to be outstanding for purposes of the Indenture, (iv) such Note, Exchange Note or Private Exchange Note (and the related Guarantees), as the case may be, may be resold without restriction pursuant to Rule 144(k) (as amended or replaced) under the Securities Act or (v) following the exchange by an Exchanging Dealer in the Exchange Offer of a Note for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such Exchanging Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement; provided, however, that each Note, Exchange Note and Private Exchange Note shall be considered a Registrable Note from the time that any Initial Purchaser shall give notice to the Company pursuant to Section 2(c)(iii)(D)(y) hereof until the end of the Market-Making Period.

          Registration Default:  See Section 4(a) hereof.
          --------------------

          Registration Statement:  Any registration statement of the Issuers
          ----------------------
that covers any of the Notes, the Exchange Notes or the Private Exchange Notes (and the related Guarantees) filed with the SEC under the Securities Act, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Restricted Holder:  See Section 2(c) hereof.
          -----------------

          Rule 144:  Rule 144 under the Securities Act.
          --------

          Rule 144A:  Rule 144A under the Securities Act.
          ---------

          Rule 405:  Rule 405 under the Securities Act.
          --------

          Rule 415:  Rule 415 under the Securities Act.
          --------

          Rule 424:  Rule 424 under the Securities Act.
          --------

          SEC:  The U.S. Securities and Exchange Commission.
          ---

          Securities:  See the introductory paragraphs hereto.
          ----------

          Securities Act:  The Securities Act of 1933, and the rules and
          --------------
regulations of the SEC promulgated thereunder.

          Shelf Notice:  See Section 2(c) hereof.
          ------------

          Shelf Registration:  See Section 3(a) hereof.
          ------------------

          TIA:  The Trust Indenture Act of 1939, as amended.
          ---

          Trustee:  The trustee under the Indenture and the trustee (if any)
          -------
under any indenture governing the Exchange Notes and Private Exchange Notes (and the related Guarantees).

          Underwritten registration or underwritten offering:  A registration in
          --------------------------------------------------
which securities of one or more of the Issuers are sold to an underwriter for reoffering to the public.

          Except as otherwise specifically provided, all references in this Agreement to acts, laws, statutes, rules, regulations, releases, forms, no-action letters and other regulatory requirements (collectively, "Regulatory
                                                                 ----------
Requirements") shall be deemed to refer also to any amendments thereto and all
------------
subsequent Regulatory Requirements adopted as a replacement thereto having substantially the same effect therewith; provided that Rule 144 shall not be
                                         --------
deemed to amend or replace Rule 144A.

     2.   Exchange Offer
          --------------

          (a) Unless (1) the Exchange Offer would violate applicable law or any applicable interpretation of the staff of the SEC or (2) each Holder of Registrable Notes shall have delivered notice to the Company prior to the Filing Date that it is a Restricted Holder, the Issuers shall file with the SEC, no later than the Filing Date, a Registration Statement (the "Exchange Offer
                                                           --------------
Registration Statement") on an appropriate registration form with respect to a
----------------------
registered offer (the "Exchange Offer") to exchange any and all of the
                       --------------
Registrable Notes for a like aggregate principal amount of debt securities of the Company, guaranteed by the Guarantors, that are identical in all material respects to the Securities, except that (i) the Exchange Notes shall contain no restrictive legend thereon (the "Exchange Notes") and (ii) interest thereon
                                 --------------
shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from the Issue Date, and which are entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with the TIA) and which, in either case, has been qualified under the TIA. The Exchange Offer shall comply with all applicable tender offer rules and regulations under the Exchange Act and other applicable laws. Subject to clauses (a)(1) and (2) above, the Issuers shall use their reasonable best efforts to (x) cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for at least 20 Business Days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) consummate the Exchange Offer on or prior to the 30th business day following the Effectiveness Date.

          Each Holder (including, without limitation, each Exchanging Dealer) who participates in the Exchange Offer will be required to represent to the Issuers in writing (which may be contained in the applicable letter of transmittal) that: (i) any Exchange Notes acquired in exchange for Registrable Notes tendered is being acquired in the ordinary course of business of the Person receiving such Exchange Notes, whether or not such recipient is such Holder itself; (ii) neither such Holder nor, to the actual knowledge of such Holder, any other Person receiving Exchange Notes from such Holder is engaging in or intends to engage in a distribution of the Exchange Notes; (iii) at the time of the consummation of the Exchange Offer neither such Holder nor, to the actual knowledge of such Holder, any other Person receiving Exchange Notes from such Holder has an arrangement or understanding with any Person to participate in the distribution of the Exchange Notes in violation of the provisions of the Securities Act; (iv) neither the Holder nor, to the actual knowledge of such Holder, any "affiliate" (as defined in Rule 405) of such Holder, is an affiliate of the Company or, if it is an affiliate of the Company, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and will provide information to be included in the Shelf Registration Statement in accordance with Section 5 hereof in order to have their Notes included in the Shelf Registration Statement and benefit from the provisions regarding Liquidated Damages in Section 4 hereof; and (v) if such Holder is an Exchanging Dealer, such Holder has acquired the Registrable Notes as a result of market-making activities or other trading activities and that it will comply with the applicable provisions of the Securities Act (including, but not limited to, the prospectus delivery requirements thereunder).

          Upon consummation of the Exchange Offer in accordance with this
Section 2, the provisions of this Agreement shall continue to apply, mutatis
                                                                     -------
mutandis, solely with respect to Registrable Notes that are Private Exchange
--------

Notes, Exchange Notes as to which Section 2(c)(iii)(B) is applicable and Exchange Notes held by Exchanging Dealers, and the Issuers shall have no further obligation to register Registrable Notes (other than Private Exchange Notes and Exchange Notes as to which clause 2(c)(iii)(B) hereof applies) pursuant to
Section 3 hereof.

          No securities other than the Exchange Notes shall be included in the Exchange Offer Registration Statement.

          (b) The Issuers shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker- dealer that is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (an "Exchanging
                                                                ----------
Dealer"), whether such positions or policies have been publicly disseminated by
------
the staff of the SEC or such positions or policies represent the prevailing views of the staff of the SEC. Such "Plan of Distribution" section shall also expressly permit, to the extent permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent permitted by applicable policies and regulations of the SEC, all Exchanging Dealers, and include a statement describing the means by which Exchanging Dealers may resell the Exchange Notes in compliance with the Securities Act.

          Subject to Section 3(d), the Issuers shall use their reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Notes; provided, however, that such period shall not be required to
                --------  -------
exceed 180 days or such longer period if extended pursuant to the last paragraph of Section 5 hereof (the "Applicable Period").
                          -----------------

          If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Notes acquired by them that have the status of an unsold allotment in the initial distribution, the Issuers upon the request of the Initial Purchasers shall simultaneously with the delivery of the Exchange Notes issue and deliver to the Initial Purchasers, in exchange (the "Private
                                                               -------
Exchange") for such Notes held by any such Holder, a like principal amount of
--------
notes (the "Private Exchange Notes") of the Issuers, guaranteed by the
            ----------------------
Guarantors, that are identical in all material respects to the Exchange Notes except for the placement of a restrictive legend on such Private Exchange Notes. The Private Exchange Notes shall be issued pursuant to the same indenture as the Exchange Notes.

          In connection with the Exchange Offer, the Issuers shall:

          (1) mail, or cause to be mailed, to each Holder of record entitled to participate in the Exchange Offer a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) use their reasonable best efforts to keep the Exchange Offer open for not less than 20 Business Days after the date that notice of the Exchange Offer is mailed to Holders (or longer if required by applicable law);

          (3) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (4) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer remains open; and

          (5) otherwise comply in all material respects with all applicable laws, rules and regulations.

          As soon as practicable after the close of the Exchange Offer and the Private Exchange, if any, the Issuers shall:

          (1) accept for exchange all Registrable Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer and the Private Exchange, if any;

          (2) deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

          (3) cause the Trustee to authenticate and deliver promptly to each Holder of Securities, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange; provided that, in the case of any Securities held in global form by a depositary, authentication and delivery to such depositary of one or more replacement Securities in global form in an equivalent principal amount thereto for the account of such Holders in accordance with the Indenture shall satisfy such authentication and delivery requirement.

          The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable interpretation of the staff of the SEC; (ii) no action or proceeding shall have been instituted, or reasonably be expected to be instituted, in any court or by any governmental agency which might materially impair the ability of the Issuers to proceed with the Exchange Offer or the Private Exchange, and no material adverse development shall have occurred in any existing action or proceeding with respect to the Issuers; (iii) all governmental approvals shall have been obtained, which approvals the Issuers deem necessary for the consummation of the Exchange Offer or Private Exchange; (iv) each Holder of Registrable Notes shall not have delivered notice to the Company prior to the Filing Date with respect to the Exchange Offer Registration Statement that it is a Restricted Holder and
(v) the conditions precedent to the Issuers' obligations under this Agreement shall have been fulfilled.

          The Exchange Notes and the Private Exchange Notes shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the TIA or is exempt from such qualification and shall provide that the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Securities shall vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Securities will have the right to vote or consent as a separate class on any matter.

     (c) If (i) the Issuers are not required to file the Exchange Offer Registration Statement or not permitted to consummate the Exchange Offer, (ii) any Notes validly tendered pursuant to the Exchange Offer are not exchanged for Exchange Notes within 30 days after the Effectiveness Date of the Exchange Offer Registration Statement, or (iii) any Holder (a "Restricted Holder") of
                                                -----------------
Registrable Notes notifies the Company prior to the 20th day following consummation of the Exchange Offer that: (A) it is prohibited by law or SEC policy from participating in the Exchange Offer, (B) it may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales, (C) it is an Initial Purchaser and that such Notes are not eligible to be exchanged for Exchange Notes or (D) it is (x) a broker-dealer and owns Notes acquired directly from the Company or (y) an affiliate of the Issuer, then in the case of each of clauses (i), (ii) and (iii) of this sentence, the Issuers shall promptly deliver to the Holders and the Trustee written notice thereof (the "Shelf Notice") and
                                                            ------------
shall file a Shelf Registration pursuant to Section 3 hereof.

     3.   Shelf Registration
          ------------------

          If at any time the obligation to deliver a Shelf Notice as contemplated by Section 2(c) hereof shall arise, then:

          (a) Shelf Registration. The Issuers shall as promptly as practicable file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the "Shelf Registration"). If the Issuers shall not have yet filed an Exchange Offer
 ------------------
Registration Statement, the Issuers shall use their reasonable best efforts to file with the SEC the Shelf Registration on or prior to the Filing Date. The Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuers shall not permit any securities other than the Registrable Notes and the Guarantees to be included in the Shelf Registration.

          Subject to Section 3(d), the Issuers shall cause the Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Shelf Registration continuously effective under the Securities Act until the date that is two years from its effective date or such shorter period ending when all Registrable Notes covered by the Shelf Registration (i) have been sold in the manner set forth and as contemplated in the Shelf Registration or (ii) have been distributed to the public pursuant to Rule 144 or are saleable pursuant to Rule 144(k) under the Securities Act (the "Effectiveness Period"); provided, however, that upon notice
                     --------------------    --------  -------
from any Initial Purchaser pursuant to Section 2(c)(iii)(D)(y) hereof, the Effectiveness Period shall be extended for a period not beyond the second anniversary of the date on which the Shelf Registration Statement became effective (as extended by any Blackout Period) solely for the purpose of facilitating resales of Registrable Notes by any Initial Purchaser until such time as each Initial Purchaser shall have notified the

Company that neither such Initial Purchaser nor any of its affiliates is required by applicable law or SEC policy to deliver a prospectus in connection with any resales of Notes, Exchange Notes or Private Exchange Notes (such extended period, the "Market-Making Period").
                      --------------------

          (b) Withdrawal of Stop Orders. If the Shelf Registration ceases to be
              -------------------------
effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuers shall use their reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

          (c) Supplements and Amendments. Subject to Section 3(d), the Issuers
              --------------------------
shall promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes (or their counsel) covered by such Registration Statement with respect to the information included thereon with respect to one or more of such Holders, or by any underwriter of such Registrable Notes with respect to the information included thereon with respect to such underwriter.

          (d) Blackout Period. Notwithstanding anything to the contrary in this
              ---------------
Agreement, the Company, upon advising the Initial Purchasers and each Holder, may suspend the use of the prospectus included in any Registration Statement in the event that and for periods of time not to exceed sixty consecutive days and no more than two times in any calendar year (each such period, a "Blackout
                                                                  --------
Period") if (1) an event or circumstance occurs and is continuing as a result of
------
which any Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented or proposed to be filed would, in the good faith judgment of the Company, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (2)(a) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company or (b) the disclosure otherwise relates to a material business transaction or development which has not been publicly disclosed; provided, that, upon the
                                                   --------
termination of such Blackout Period, the Company promptly shall advise the Initial Purchasers and each Holder that such Blackout Period has been terminated.

      4.  Liquidated Damages
          ------------------

          (a) The Issuers and the Initial Purchasers agree that the Holders will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers agree to pay liquidated damages ("Liquidated Damages") to each Holder of Notes who provides the
          ------------------
representations and warranties set forth in the second paragraph of Section 2(a) under the circumstances and to the extent set forth below:

          (i) if (A) neither the Exchange Offer Registration Statement nor the Shelf Registration has been filed on or prior to the applicable Filing Date or (B) notwithstanding that the Issuers have consummated or will consummate the Exchange Offer, the Issuers are required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the Filing Date applicable thereto, then, commencing on the day after any such Filing Date, Liquidated Damages shall accrue on the principal amount of the Securities at a rate of $0.05 per week per $1,000 principal amount of Notes for the first 90 days immediately following such Filing Date, and such Liquidated Damages shall increase by an additional $0.05 per week per $1,000 principal amount of Notes at the beginning of each subsequent 90-day period; or

          (ii) if (A) neither the Exchange Offer Registration Statement nor the Shelf Registration is declared effective by the SEC on or prior to the relevant Effectiveness Date or (B) notwithstanding that the Issuers have consummated or will consummate the Exchange Offer, the Issuers are required to file a Shelf Registration and such Shelf Registration is not declared effective by the SEC on or prior to the Effectiveness Date in respect of such Shelf Registration, then, commencing on the day after such Effectiveness Date, Liquidated Damages shall accrue on the principal amount of the Securities at a rate of $0.05 per week per $1,000 principal amount of Notes for the first 90 days immediately following the day after such Effectiveness Date, and such Liquidated Damages shall increase by an additional $0.05 per week per $1,000 principal amount of Notes at the beginning of each subsequent 90-day period; or

          (iii) if (A) the Issuers have not exchanged Exchange Notes for all Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to the 30th business day following the Effectiveness Date or (B) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period (other than during any Market-Making Period), except in the case of a Blackout Period relating to such Shelf Registration, then Liquidated Damages shall accrue on the principal amount of the Securities at a rate of $0.05 per week per $1,000 principal amount of Notes for the first 90 days commencing on (x) the 30th business day following the Effectiveness Date, in the case of (A) above, or (y) the day such Shelf Registration ceases to be effective in the case of (B) above, and such Liquidated Damages shall increase by an additional $0.05 per week per $1,000 principal amount of Notes at the beginning of each such subsequent 90-day period;

provided, however, that (1) the Liquidated Damages on the Notes may not accrue
--------  -------
under more than one of the foregoing clauses (i)-(iii) (each such event, a "Registration Default") at any one time and may not exceed at any one time in
---------------------
the aggregate $0.35 per week per $1,000 principal amount of Notes, (2) a Holder of Notes or Exchange Notes who is not entitled to the benefits of the Shelf Registration Statement shall not be entitled to Liquidated Damages with respect to a Registration Default that pertains to the Shelf Registration Statement, and
(3) a Holder of Notes constituting an unsold allotment from the original sale of the Notes or who otherwise is not entitled to participate in the Exchange Offer shall not be entitled to Liquidated Damages by reason of a Registration Default that pertains to the Exchange Offer; provided, further, that if a Registration
                                     --------  -------
Statement ceases to be effective in the case of clause (iii) above on account of a Blackout Period, Liquidated Damages will cease to accrue during such Blackout Period; provided, further, however, that (1) upon the filing of the applicable
        --------  -------  -------
Exchange Offer Registration Statement or the Shelf Registration as required hereunder (in the case of clause (i) above of this Section 4(a)), (2) upon the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement as required hereunder (in the case of clause (ii) of this Section 4), or (3) upon the exchange of the applicable Exchange Notes for all Securities tendered (in the case of clause
(iii)(A) of this Section 4), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii)(B) of this Section 4), Liquidated Damages on the Notes in respect of which such events relate as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

          (b) The Issuers shall notify the Trustee within two Business Days after each and every date on which an event occurs in respect of which Liquidated Damages is required to be paid. Any amounts of Liquidated Damages due pursuant to (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable in cash semiannually on each January 15 and July 15 (to the holders of record on the January 1 and July 1 immediately preceding such dates), commencing with the first such date occurring after any such Liquidated Damages commences to accrue. The amount of Liquidated Damages will be determined by multiplying the applicable Liquidated Damages rate by the principal amount of the Registrable Notes, multiplied by a fraction, the numerator of which is the number of days such Liquidated Damages rate was applicable during such period, and the denominator of which is seven.

          (c) The parties hereto agree that the Liquidated Damages provided for in this Section 4 constitute the sole damages that will be suffered by Holders of Registrable Notes by reason of the occurrence of any of the events described in Section 4(a)(i) - (iii) hereof.

      5.  Registration Procedures
          -----------------------

          In connection with the filing of any Registration Statement pursuant to Section 2 or 3 hereof, the Issuers shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder each of the Issuers shall:

          (a) Prepare and file with the SEC prior to the Filing Date a Registration Statement or Registration Statements as prescribed by Section 2 or 3 hereof, and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that if (1) such filing is pursuant to Section 3
             --------  -------
     hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Exchanging Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto from whom any Issuer has received written notice that it will be an Exchanging Dealer in the Exchange Offer, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall furnish to and afford the Holders of the Registrable Notes included in such Registration Statement (with respect to a Registration Statement filed pursuant to Section 3 hereof) or each such Exchanging Dealer (with respect to any such Registration Statement), as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five business days prior to such filing). The Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes included in such

     Registration Statement, their counsel, or the managing underwriters, if any, shall reasonably object on a timely basis.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Shelf Registration Statement or Exchange Offer Registration Statement continuously effective for the Effectiveness Period, the Market-Making Period or the Applicable Period, respectively; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424; and comply with the provisions of the Securities Act and the Exchange Act applicable to each of them with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by an Exchanging Dealer covered by any such Prospectus; provided
                                                                        --------
     that none of the foregoing shall be required during any Blackout Period. Other than during any Blackout Period, the Issuers shall be deemed not to have used their reasonable best efforts to keep a Registration Statement effective during the Effectiveness Period or the Applicable Period, as the case may be, relating thereto if any Issuer voluntarily takes any action that would result in selling Holders of the Registrable Notes covered thereby or Exchanging Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period unless such action is required by applicable law or permitted by this Agreement.

          (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Exchanging Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto from whom any Issuer has received written notice that it will be an Exchanging Dealer in the Exchange Offer, notify the selling Holders of Registrable Notes (with respect to a Registration Statement filed pursuant to Section 3 hereof), or each such Exchanging Dealer (with respect to any such Registration Statement), as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within one business day), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Issuers, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Exchanging Dealers the representations and warranties of the Issuers contained in any agreement (including any underwriting agreement) contemplated by Section 5(n) hereof cease to be true and correct, (iv) of the receipt by any Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Exchanging Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Issuers' determination that a post- effective amendment to a Registration Statement would be appropriate.

          (d) Use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Exchanging Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest practicable moment.

          (e) Subject to Section 3(d), if a Shelf Registration is filed pursuant to Section 3 and if requested during the Effectiveness Period by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering or any Exchanging Dealer, (i) as promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, any Exchanging Dealer or counsel for any of them reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

          (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Exchanging Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes (with respect to a Registration Statement filed pursuant to Section 3 hereof) and to each such Exchanging Dealer who so requests (with respect to any such Registration Statement) and to their respective counsel and each managing underwriter, if any, at the sole expense of the Issuers, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Exchanging Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes (with respect to a Registration Statement filed pursuant to Section 3 hereof), or each such Exchanging Dealer (with respect to any such Registration Statement), as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Issuers, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuers hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Exchanging Dealer, as the case may be, and the underwriters or agents, if any, and dealers, if any, in connection with the offering and sale of the Registrable Notes covered by, or the sale by Exchanging Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Notes or Exchange Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Exchanging Dealer who seeks to sell Exchange Notes during the Applicable Period, use its reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Exchanging Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Exchanging Dealer, or the managing underwriter or underwriters reasonably request in writing; provided,
                                                                --------
     however, that where Exchange Notes held by Exchanging Dealers or
     -------
     Registrable Notes are offered other than through an underwritten offering, the Issuers agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h), keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Exchanging Dealers or the Registrable Notes covered by the applicable Registration Statement; provided, however, that no Issuer shall be required to (A) qualify
     --------  -------
     generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject, or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations (subject to applicable requirements contained in the Indenture) and registered in such names as the managing underwriter or underwriters, if any, or Holders may request.

          (j) Use their reasonable best efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Notes, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Issuers will cooperate in all respects with the filing of such Registration Statement and the granting of such approvals.

          (k) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Exchanging Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable (except, in the case of a Blackout Period) prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder (with respect to a Registration Statement filed pursuant to Section 3 hereof) or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by an Exchanging Dealer (with respect to any such Registration Statement), any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) Use its reasonable best efforts to cause the Registrable Notes covered by a Registration Statement or the Exchange Notes, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement or the Exchange Notes, as the case may be, or the managing underwriter or underwriters, if any.

          (m) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes.

          (n) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Securities, and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Issuers (including any acquired business, properties or entity, if applicable), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Securities, and confirm the same in writing if and when requested; (ii) obtain the written opinions of counsel to the Issuers, and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions reasonably requested in underwritten offerings; (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of the Issuers, or of any business acquired by the Issuers, for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Securities; and
     (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the sellers and underwriters, if any, than those set forth in Section 7 hereof (or such other provisions and procedures reasonably acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents, if any). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (o) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Exchanging Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any Initial Purchaser, any selling Holder of such Registrable Notes being sold (with respect to a Registration Statement filed pursuant to Section 3 hereof), or each such Exchanging Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Exchanging Dealer (with respect to any such Registration Statement), as the case may be, or underwriter (any such Initial Purchasers, Holders, Exchanging Dealers, underwriters, attorneys, accountants or agents, collectively, the "Inspectors"), upon written
                                               ----------
     request, at the offices where normally kept, during reasonable business hours, all pertinent financial and other records, pertinent corporate documents and instruments of the Issuers and subsidiaries of the Issuers (collectively, the "Records"), as shall be reasonably necessary to enable
                         -------
     them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuers and any of their respective subsidiaries to supply all information ("Information")
                                                         -----------
     reasonably requested by any such Inspector in connection with such due diligence responsibilities. Each Inspector shall agree in writing that it will keep the Records and Information confidential and that it will not disclose any of the Records that any Issuer determines, in good faith, to be confidential and notifies the Inspectors in writing are confidential unless
     (i) the disclosure of such Records or Information is necessary to avoid or correct a misstatement or omission in such Registration Statement or Prospectus, (ii) the release of such Records or Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) the information in such Records or Information has been made generally available to the public other than by an Inspector or an "affiliate" (as defined in Rule 405) thereof; provided, however, that
                                                      --------  -------
     prior notice shall be provided as soon as practicable to any Issuer of the potential disclosure of any information by such Inspector pursuant to clauses (i) or (ii) of this sentence to permit the Issuers to obtain a protective order (or waive the provisions of this paragraph (o)) and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector.

          (p) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes (if any) to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their reasonable best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

          (q) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders with regard to any applicable Registration Statement, a consolidated earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any fiscal quarter (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (r) Upon consummation of the Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Issuers, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or Private Exchange Notes, as the case may be, the related Guarantee and the related indenture constitute legal, valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their respective terms, subject to customary exceptions and qualifications. If the Exchange Offer or a Private

     Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Issuers), in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Issuers shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

          (s) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").
                                                   ----

          (t) Use its reasonable best efforts to take all other steps necessary to effect the registration of the Exchange Notes and/or Registrable Notes covered by a Registration Statement contemplated hereby.

          The Issuers may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Issuers such information regarding such seller and the distribution of such Registrable Notes as the Issuers may, from time to time, reasonably request. The Issuers may exclude from such registration the Registrable Notes of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such seller not materially misleading.

          If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder of Registrable Notes and each Exchanging Dealer agrees by its acquisition of such Registrable Notes or Exchange Notes to be sold by such Exchanging Dealer, as the case may be, that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Exchanging Dealer, as the case may be, until such Holder's or Exchanging Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the

"Advice") by the Issuers that the use of the applicable Prospectus may be
 ------
resumed, and has received copies of any amendments or supplements thereto. In the event that the Issuers shall give any such notice, each of the Applicable Period, the Market-Making Period and the Effectiveness Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Exchanging Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or
(y) the Advice.

      6.  Registration Expenses
          ---------------------

          All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers (other than any underwriting discounts or commissions) shall be borne by the Issuers, whether or not the Exchange Offer Registration Statement or any Shelf Registration is filed or becomes effective or the Exchange Offer is consummated, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) reasonable fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by an Exchanging Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or in respect of Registrable Notes or Exchange Notes to be sold by any Exchanging Dealer during the Applicable Period, as the case may be, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Issuers and, in case of a Shelf Registration, reasonable fees and disbursements of one special counsel for all of the sellers of Registrable Notes (exclusive of any counsel retained pursuant to Section 7 hereof), (v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) hereof (including, without limitation, the expenses of any "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Issuers desire such insurance, (vii) fees and expenses of all other Persons retained by the Issuers, (viii) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of the Issuers performing legal or accounting duties), (ix) the expense of any annual audit,
(x) any fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and the obtaining of a rating of the securities, in each case, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement.

          7. Indemnification and Contribution. (a) Each of the Issuers agree,
             --------------------------------
jointly and severally, to indemnify and hold harmless each Holder of Registrable Notes and each Exchanging Dealer selling Exchange Notes during the Applicable Period, and each Person, if any, who controls such Person or its affiliates within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant") against any losses, claims, damages or
                       -----------
liabilities to which any Participant or such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement made by any Issuer contained in any application or any other document or any amendment or supplement thereto executed by any Issuer based upon written information furnished by or on behalf of any Issuer filed in any jurisdiction in order to qualify the Notes under the securities or "Blue Sky" laws thereof or filed with the SEC or any securities association or securities exchange (each, an "Application");
                -----------

          (ii) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if any of the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus; or

          (iii) the omission or alleged omission to state, in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if any of the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus or any Application or any other document or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading;

and will reimburse, as incurred, the Participant and each such controlling person for any legal or other expenses incurred by the Participant or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, (i) the Issuers will not be
                             --------  -------
liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if any of the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus or Application or any amendment or supplement thereto in reliance upon and in conformity with information relating to any Participant furnished to the Issuers by such Participant specifically for use therein, and
(ii) the Issuers shall not be liable to any Participant under the indemnity agreement in this subsection (a) with respect to the preliminary prospectus to the extent that any such loss, claim, damage, liability or expense of such Participant results from the fact that such Participant sold Notes to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (or the Prospectus as then amended or supplemented if the Issuers shall have furnished such Participant with such amendment or supplement thereto on a timely basis), in any case where such delivery is required by applicable law and the loss, claim, damage, liability or expense of such Participant results from an untrue statement or omission of a material fact contained in the preliminary prospectus which was corrected in the Prospectus (or in the Prospectus as then amended or supplemented if the Issuers shall have furnished such Participant with such amendment or supplement thereto on a timely basis). The indemnity provided for in this Section 7 will be in addition to any liability that the Issuers may otherwise have to the indemnified parties. The Issuers shall not be liable under this Section 7 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld. The Issuers shall not, without the prior written consent of such Participant, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Participant is or could have been a party, or indemnity could have been sought hereunder by any Participant, unless such settlement (A) includes an unconditional written release of the Participants, in form and substance reasonably satisfactory to the Participants, from all liability on claims that are the subject matter of such proceeding and
(B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Participant.

          (b) Each Participant, severally and not jointly, agrees to indemnify and hold harmless the Issuers, their directors, their officers and each person, if any, who controls the Issuers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Issuers or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus, or (ii) the omission or the alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Participant, furnished to the Issuers by the Participant, specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Issuers or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. The indemnity provided for in this Section 7 will be in addition to any liability that the Participants may otherwise have to the indemnified parties. The Participants shall not be liable under this Section 7 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 7, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however,
                                                           --------  -------
that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by Participants who sold a majority in interest of the Registrable Notes and Exchange Notes sold by all such Participants in the case of paragraph (a) of this Section 7 or the Issuers in the case of paragraph (b) of this Section 7, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 7, in which case the indemnified party may effect such a settlement without such consent.

          (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 7 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause
(i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Issuers on the one hand and such Participant on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) of the Notes received by the Issuers bear to the total net profit received by such Participant in connection with the sale of the Notes. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand, or such Participant on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The parties agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Participant shall be obligated to make contributions hereunder that in the aggregate exceed the total net profit received by such Participant in connection with the sale of the Notes, less the aggregate amount of any damages that such Participant has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      8.  Rules 144 and 144A
          ------------------

          Each of the Issuers covenants and agrees that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time such Issuer is not required to file such reports, such Issuer will, upon the request of any Holder or beneficial owner of Registrable Notes, make available such information necessary to permit sales pursuant to Rule 144A. Each of the Issuers further covenants and agrees, for so long as any Registrable Notes remain outstanding that it will take such further action as any Holder of Registrable Notes may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by Rule 144(k) under the Securities Act and Rule 144A.

      9.  Underwritten Registrations
          --------------------------

          If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and shall be reasonably acceptable to the Issuers.

          No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     10.  Miscellaneous
          -------------

          (a) No Inconsistent Agreements. The Issuers have not, as of the date
              --------------------------
hereof, and the Issuers shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers' other issued and outstanding securities under any such agreements. The Issuers will not enter into any agreement with respect to any of their securities which will grant to any Person piggy-back registration rights with respect to any Registration Statement.

          (b) Adjustments Affecting Registrable Notes. The Issuers shall not,
              ---------------------------------------
directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

          (c) Amendments and Waivers. The provisions of this Agreement may not
              ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (I) the Company, and (II)(A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes and (B) in circumstances that would adversely affect the Exchanging Dealers, the Exchanging Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Exchanging Dealers; provided, however,
                                                             --------  -------
that Section 7 and this Section 10(c) may not be amended, modified or supplemented without the prior written consent of each Holder and each Exchanging Dealer (including any person who was a Holder or Exchanging Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold pursuant to such Registration Statement.

          (d) Notices. All notices and other communications (including, without
              -------
limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, certified first-class mail, next-day air courier or facsimile:

          (i) if to a Holder of the Registrable Notes or any Exchanging Dealer, at the most current address of such Holder or Exchanging Dealer, as the case may be, set forth on the records of the registrar under the Indenture.

          (ii) if to the Issuers, at the address as follows:

                 IWO Holdings, Inc.
                 319 Great Oaks Boulevard
                 Albany, New York  12203
                 Attention: President
                 Facsimile No.: (518) 862-6001

                 with a copy to:

                 Gibson, Dunn & Crutcher LLP
                 200 Park Avenue
                 New York, New York  10166
                 Attention: Joerg H. Esdorn, Esq.
                 Facsimile No.: (212) 351-4035

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

          (e) Successors and Assigns. This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Exchanging Dealers; provided, however, that nothing herein
                                        --------  -------
shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Purchase Agreement or the Indenture.

          (f) Counterparts. This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings. The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

          (i) Severability. If any term, provision, covenant or restriction of
              ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j) Securities Held by the Issuers or Their Respective Affiliates.
              -------------------------------------------------------------
Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Issuers or their respective affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (k) Third-Party Beneficiaries. Holders of Registrable Notes and
              -------------------------
Exchanging Dealers are intended third-party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons.

          (l) Entire Agreement. This Agreement, together with the Purchase
              ----------------
Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Holders on the one hand and the Issuers on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              IWO HOLDINGS, INC.

                              By: /s/ Steven M. Nielsen
                                  ---------------------
                              Name: Steven M. Nielsen
                              Title: Chief Executive Officer

                              INDEPENDENT WIRELESS ONE CORPORATION, as Guarantor

                              By: /s/ Steven M. Nielsen
                                  ---------------------
                              Name: Steven M. Nielsen
                              Title: Chief Executive Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
(an affiliate of Credit Suisse First Boston Corporation),

By: /s/ William L. Spiro
    --------------------
    Name: William L. Spiro
    Title: Senior Vice President

CHASE SECURITIES INC.

By: /s/ Jessica Laxman
    ------------------
    Name: Jessica Laxman
    Title: Vice President

BNP PARIBAS SECURITIES CORP.

By: /s/ Douglas Cook
    ----------------
    Name: Douglas Cook
    Title: Director

UBS WARBURG LLC

By: /s/ Dominic Lester
    ------------------
    Name: Dominic Lester
    Title: Executive Director

By: /s/ F. Davis  Terry, Jr.
    ------------------------
    Name: F. Davis Terry, Jr.
    Title: Managing Director